                                                                   EXHIBIT 10.23
                                                                   -------------

                                     LEASE
                                     -----


                THIS LEASE IS MADE AND entered into this 12 day of July, 1990, by and between CORNUCOPIA NATURAL FOODS, INC., a Rhode Island corporation ("Tenant") and SYLVAN AND STANFORD MAKOVER JOINT VENTURE ("Landlord").

                              W I T N E S S E T H

                                    Demise
                                    ------

                Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain real property and the improvements thereon (comprising approximately 175,380 square feet), more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Premises").

                    Such leasing is subject to the terms, covenants and
                conditions herein set forth and Tenant and Landlord covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by them to be kept and performed.

                                      1.

                                    Purpose
                                    -------

                    The Premises are to be used as a warehouse and distribution center for Tenant's business, which is the production or sale of health foods products, and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

                                      2.

                                     Term
                                     ----

SEE ADDENDUM        (a)  The term of this Lease shall be for a period of eight
No. 1. (8) years and eight (8) months beginning on the Commencement Date as hereinafter defined and ending at midnight on March 31, 1999 (the "Term"), except as otherwise expressly provided in this Lease.

                                      3.

                        Definitions Used in This Lease
                        ------------------------------

                    (a) The term "Energy Costs" means the cost for all electric power, water and other utilities for heating, air conditioning, cooling, ventilating and lighting the Premises.

                    (b) The term "Lease Year" means the period from the commencement date to a period six (6) months thereafter and each successive twelve (12) month period thereafter.

                    (c) The term "Operating Costs" means any and all expenses, costs and disbursements (other than taxes as defined in Section 3(d), of every kind and nature whatsoever, in connection with the management, maintenance, operation and repair of the Premises and the building included in the Premises (the "Building) excepting, without limitation, Energy Costs, all utilities, landscaping and other maintenance of property which benefit the Premises, insurance costs, repairs, and expenses for security services, maintenance and decorating.

                    (d) The term "Taxes" means any and all taxes of every kind and nature whatsoever relating to the Premises during a calendar year (regardless of whether such taxes were assessed or became a lien during, prior or subsequent to the calendar year of payment because of or in connection with the ownership, leasing and operation of the Premises including without limitation, real estate taxes, personal property taxes, sewer rents, water rents, special assessments, transit taxes.

                                      4.

                                   Base Rent
                                   ---------


SEE ADDENDUM        (b)  Any rent or other amount due from Tenant to Landlord
No. 2. under this Lease not paid when due or within ten (10) days thereafter shall bear interest from the date due until the date paid at the annual rate of two (2) percentage points above the prime rate charged by the Citizens and Southern National Bank (also called the Corporate Base Rate by said Bank) on ninety
                (90) day commercial loans to its largest customers from time to time during during such period but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. The covenants herein to pay rent shall be independent of any other covenant set forth in this Lease. If the prime rate is no longer used by the said bank or it is not feasible to use the prime rate to calculate the interest rate charged herein, Landlord may use such other comparable index as the parties mutually agree upon.

                    (c) Base Rent and all of the rent provided herein shall be paid in lawful money of the United States of American to Sylvan and Stanford Makover Joint Venture at 178 Paces West Drive, N.W., Atlanta, Georgia 30327 or as designated from time to time by written notice from Landlord.

                                      5.

                                     Taxes
                                     -----

                    (a) From the Commencement Date, Tenant shall be responsible for and shall pay all taxes for the Premises and Building during any calendar year or a portion thereof during the Term. Tenant shall pay all Taxes directly to the appropriate taxing authority. Landlord shall deliver all tax bills to Tenant as soon as practicable after receipt by Landlord. Taxes relating to any tax year in which the the commencement or the expiration (for whatever reason) of the Lease occurs shall be apportioned; provided, however, Landlord shall not be required to apportion such payments if the Lease has been terminated by reason of default by Tenant. Taxes shall be prorated for the first and last Lease Year and Tenant shall deliver its pro rata portion of such taxes to Landlord within fifteen (15) days after requested by Landlord.

                                      6.

                                Operating Costs
                                ---------------

                    As of the Commencement Date, Tenant shall pay, as additional rent for any calendar year or portion thereof during the Term, an amount equal to all of the Operating Costs related to the Premises and Building. Tenant shall pay all Operating Costs as they are incurred directly to the appropriate creditor and if requested by Landlord, shall provide satisfactory evidence of such payment. Tenant shall be responsible, at sole expense, for all utilities and other services required used, rendered or supplied in or to the premises.

                                      7.

                                   Insurance
                                   ---------

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                    (a)  During the Term, Tenant, at no cost or expense to
                Landlord, will keep and maintain ("All Risk" insurance coverage for physical loss or damage to the Premises with liability limits of not less than 100% of the full insurable value of the Premises (without deduction for depreciation). Such policy shall be of broad form and shall include, but shall not be limited to, coverage for fire, extended coverage, vandalism and malicious mischief. Each policy shall have a "replacement cost" endorsement, which provides for payment of the actual cost of repair or replacement without depreciation or deduction. "Full insurable value" as used herein, means the actual cost of replacing the Building. All of the policies of insurance provided in this Agreement shall be in form and substance and with companies approved by Landlord. Tenant shall deliver to Landlord certificates showing such insurance to be in full force and effect, and to the extent permitted by the Tenants insurance carrier, such policies shall contain express waivers by the insurer thereon of any rights of subrogation against waivers by the insurer thereon of any rights of subrogation against Landlord and any holder of indebtedness secured by a deed to secure debt against the Premises, as insured, all as their respective interests may appear. All policies of insurance required hereunder, except for general liability insurance and workers' compensation insurance, shall also provide for payment of loss to Landlord, Tenant and the holder of any indebtedness secured a deed to secure debt against the Premises, as their interests may appear.

                    All such policies of insurance shall also provide for the
                adjustment of claims with the insured under such policy by Landlord, Tenant and the holder of any indebtedness secured by a deed to secure debt against the Premises in the case of any particular casualty resulting in damage or destruction of the Premises exceeding $25,000.00

SEE ADDENDUM        (b)  All insurance policies shall be renewable by Tenant
No. 3. annually. Prior to or on such expiration dates, tenant shall deliver to the Landlord a certificate showing said insurance to be in full force and effect.*

                                      8.

                             No Waiver Adjustment
                             --------------------

                    Any delay or failure of Landlord in computing or billing for the Base Rent or any other payments required hereunder shall not constitute a wavier of or in any way impair the continuing obligation of Tenant to pay Base Rent or to make such payments. Notwithstanding any expiration or termination of this Lease, Tenant's obligation to pay Base Rent or other payments required hereunder shall continue and shall cover all periods up to the expiration date, and shall survive any expiration or termination of this Lease.

                                      9.

                                 Holding Over
                                 ------------

                    Should Tenant hold over after the termination of this Lease by lapse of time or otherwise, Tenant shall become a tenant from month to month and shall be bound by each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease; provided, however, during such holding over, Tenant shall pay Base Rent at 200% of the rate payable for the month immediately preceding said holding over, shall continue to be responsible for all expenses as set forth herein and in addition, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over.

                                      10.

                               Building Service
                               ----------------

                    (a) Tenant shall be responsible for and shall maintain and keep lighted the exterior Premises as determined to be necessary by Tenant. Tenant shall not use, improve, occupy or permit or suffer the use, improvements or occupancy of the Premises or any part thereof or keep or allow to be kept any material, machinery, equipment, substance or other thing in any manner:
                (i) which will constitute a violation of any law, statute, rule or regulation of any local, state or federal governmental agency or bureau; (ii) will cause any fire insurance or other policy or policies of insurance with respect to the Premises or protecting Landlord to be cancelled or voided; (iii) is in violation of or contrary to interference with any easement, covenant, condition, restriction or agreement to which the Premises or any part thereof or Tenant is subject; or (iv) will constitute a commission of waste.

                    (b) Tenant shall obtain and keep in full force and effect throughout the Term any and all necessary permits, licenses, certificates or other authorizations required in connection with the lawful and proper use, occupancy, operation and management of the Premises.

                                      11.

                           Condition of the Premises
                           -------------------------

SEE ADDENDUM
No. 4.(A.)

                    (b) All maintenance, repairs and replacements of the premises and Building shall be at the sole expense of the Tenant. Landlord shall not be required to furnish any services or facilities, or to make any repairs or alterations, of any nature whatsoever with respect to the Premises, except as provided in Section 11 (c) and 12 (c).


SEE ADDENDUM        (c)  Landlord agrees to repair or to make replacements to
No. 4.(B.)      the roof of the Building so that the same remains in
                substantially leak-free condition and to repair or make replacements to the structural walls, foundation, of the Building (specifically excluding water mains, air conditioning, gas and water lines, fixtures, glass, utilities, connections or other service connections, wall coverings and insulations) so that the same shall remain reasonable sound and serviceable for their intended purpose, provided that Landlord will not be obligated to make any repairs or replacements caused by the neglect or deliberate acts of Tenant, its agents, employees or invitees.

                    (d)  Tenant hereby agrees to keep and maintain, at its sole expense, the Premises in clean, sanitary, good, first class order, condition or repair, or replace as necessary throughout the Term, the Premises and every part thereof with the exception of only those portions of the Building for which Landlord is responsible according to the express provisions of Section
                11(c). Without limiting the foregoing, Tenant hereby agrees to keep and maintain in good working order and repair: (i) any sprinkler systems and utility lines serving within the Premises;
                (ii) all other utility lines within and without the Premises;
                (iii) any and all fixtures installed by Tenant; (iv) any portion of the heating ventilating and air conditioning systems
                servicing the Premises; (v) utility lines within or serving the
                Premises; and (vi) glass within or without the Premises. Tenant shall also, at its sole cost, remove on a regular basis any trash, waste and debris from the Premises. Tenant shall not be required to make any repairs if such repairs are made necessary by any act or omission of Landlord or its employees, agents,
SEE ADDENDUM    invitees, licensees, visitors or contractors. Landlord shall be
NO. 4.(C.)      entitled upon reasonable notice* to enter the Premises during normal business hours in order to make reasonable inspections of the Premises or to make such repairs or replacements as may be required hereunder in the

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                event Tenant fails to make the same or to make any other repairs which Landlord may deem necessary for the safety of, or the preservation of, the Premises or the Building and to charge the expense thereof to Tenant, which charge shall be deemed additional rent. At the end of the Term, Tenant shall deliver the Premises to Landlord in good repair and first class condition, reasonable wear and tear excepted.

SEE ADDENDUM NO.    *                 12.
4.(D.)

                              Tenant Improvements
                              -------------------

                    (a)  Tenant hereby agrees, and Landlord hereby acknowledges, that Tenant is to make alterations to the Premises so as to make the Premises suitable for use by Tenant as a warehouse. Such improvements shall include but shall not be limited to: (i) the realignment of the lights within the Building; (ii) adding dock levelers to the Building; (iii) sealing the warehouse floor;
                (iv) adding freezers and coolers to the Building; and (v)
SEE ADDENDUM    caulking the perimeters of the building (collectively, the
No. 5.(A.)      "Tenant Improvements").* The Tenant Improvements shall be at the sole cost, expense and responsibility of Tenant except as noted below and Tenant shall indemnify and hold Landlord harmless for any costs, expenses, fees or damages relating to the Tenant
                Improvements. At least fifteen (15) days prior to the commencement of any work relating to the Tenant Improvements, Tenant shall deliver to Landlord plans and specifications setting forth the design of the Tenant Improvements. Such plans and specifications must be approved by Landlord prior to commencement of work by Tenant which approval shall not be unreasonably withheld, the Landlord shall have the right, at its sole cost and expense, to hire an architect or engineer to review the plans and specifications. Once the plans and specifications are approved by Landlord, Tenant shall be entitled to commence the Tenant work, which must be substantially completed in accordance with the plans and specifications. Such Tenant Improvements shall be completed in a first class workmanlike condition.

SEE ADDENDUM
No. 5.(B.)

SEE ADDENDUM         *                 13.
No. 6.
                              Compliance with Law
                              -------------------

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                    Tenant shall not use the Premises or permit anything to be done in or about the Premises which in any way conflicts with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.
                Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules,
                regulations or requirements now or in force or which may
                hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter
                constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court or
                competent jurisdiction or the admission of Tenant in any action
SEE ADDENDUM    against Tenant, whether Landlord be a party thereto or not, that
No. 7.          Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

                                      14.

                            Alterations and Repairs
                            -----------------------

                    Tenant shall keep the Premises in good condition and repair and shall not do any painting or decorating, or erect any partitions, make any alterations in or additions, changes or repairs to the Premises without Landlord's prior written approval in each and every instance, such consent not to be unreasonably withheld. During the Term of this Lease, no work shall be performed by or under the direction of Tenant without the express written consent of Landlord, Unless otherwise provided by written agreement, all alterations, improvements, and changes shall remain upon and be surrendered with the Premises, excepting however that at Landlord's option, Tenant shall, at its expense, then surrendering the Premises, remove from the Premises any trade fixtures provided the Premises are restored to a condition reasonably satisfactory to Landlord. If Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements after request to do so by Landlord, Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. Tenant hereby agrees to hold Landlord and Landlord's heirs and beneficiaries, their agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Except as provided in Section 12(c) hereof, any mechanic's or materialmen's lien filed against Premises for work claimed to have been furnished to Tenant shall be discharged of record by Tenant within ten (10) days thereafter, at Tenant's expense, provided however Tenant shall have the right to contest any such lien on the posting of reasonably sufficient security.

                                      15.

                                  Abandonment
                                  -----------

                    During the Term, if Tenant shall abandon, vacate or
                surrender (whether at the end of the stated Term or otherwise) the Premises; or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed abandoned and become the property of Landlord, at the option of Landlord.

                                      16.

                           Assignment and Subletting
                           -------------------------
SEE ADDENDUM        (a)  Provided that Tenant is in good standing and not in
No. 8. default under the terms and conditions of this Lease, Tenant may sublet*; in the event of such sublease, Tenant shall remain liable to Landlord under the Terms of this Lease unless Landlord releases Tenant pursuant to paragraph (e) hereof.

                    (b) Except as provided in Section (c) hereof, Tenant shall not assign, transfer or otherwise encumber this Lease, or any portion of the term thereof, without the previous written consent in each instance of Landlord, and Tenant shall furnish to Landlord a copy of such proposed instrument, Landlord agreeing, however, not to unreasonably withhold consent to assigning.

                    (c) Notwithstanding anything to the contrary contained herein, Tenant shall have the right to assign this Lease to the entity which is a parent, subsidiary or affiliate of the Tenant named herein, without Landlord's consent.

                    (d) No assignment shall be effective until there shall have been delivered to Landlord an executed counterpart of such assignment containing an agreement, in recordable form, executed by the assignor and the proposed assignee, (and executed by Landlord to evidence Landlord's consent) whereby such assignee assumes due performance of the obligations on the assignor's part to be performed under this Lease to the end of the term hereof.

                    (e) The consent by Landlord to any assignment shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Notwithstanding any permitted assignment or sublease, Tenant shall remain fully liable and shall not be released from performing any of the terms of this Lease, except as specifically provided in Section
                (e). In the event the amount of rend paid by a subtenant to Tenant exceed the sum paid as Rent by Tenant to Landlord for the same premises, Tenant shall be entitled to retain the excess except as otherwise provided herein. If Tenant requests to be released from its obligations to Landlord (including the obligation to pay Rent to Landlord for the portion of the Demised Premises which is subleased), and if Landlord agrees to release Tenant, then Tenant shall assign directly to Landlord, all of Tenant's rights to receive payments under the sublease, in consideration for such release. Notwithstanding the foregoing, in the event any charges due to Tenant from a subtenant relate to logistics distribution services rendered by Tenant to subtenant, as provided in an operating agreement between subtenant and Tenant, such payments shall not be part of any "rent" or other charge payable to Landlord in the event of a release by Landlord of Tenant.

                                      17.

                                     Signs
                                     -----

                    Tenant shall have the right to place or fix any exterior or interior signs are visable from the outside of the premises provided the placing of said signs is in compliance with applicable law.

                                      18.

                    Damage to Property - Injury to Persons
                    --------------------------------------

                    Tenant, as a material part of the consideration to be
                rendered to Landlord under this Lease, to the extent permitted by law, hereby waives all claims except claims caused by or resulting from the non-performance, willful and wanton conduct or negligence of Landlord, its agents, servants or employees, which Tenant or Tenant's successor or assigns may have against Landlord, its agent, servants or employees from loss, theft or damage to the property and for injuries to persons in, upon or about the Premises from any cause whatsoever. Tenant will hold Landlord, their heirs, representatives, agents, servants, and employees exempt and harmless from and on account of any damage or injury to any person, or to the goods, wares and merchandise of any person, arising from the uses of the Premises by Tenant or arising from the failure of Tenant to keep the Premises in good condition as herein provided, if non-performance by Landlord or negligence by Landlord, its agents, servants or employees does not contribute thereto, Tenant agrees to pay for all damage to the Premises caused by Tenant's misuse or neglect of Premises, its apparatus or appurtenances or caused by any licensee, contractor, agent or employees of Tenant. Notwithstanding the foregoing provisions, neither Landlord nor Tenant shall be liable to one another for any loss, damage or injury caused by its act or neglect to the extent that the other party has recovered the amount of such loss, damage or injury from insurance and the insurance company is bound by this waiver of liability.

                    Particularly, but not in limitation of the foregoing
                paragraph, all property belonging to Tenant on the Premises shall be at the risk of Tenant, and Landlord or their heirs, representatives, agents, servants, or employees (except in case of non-performance, negligence or willful and wanton conduct of Landlord or their agents, servants, employees) shall not be liable for: (i) damage to or theft of or misappropriation of such property; nor for any damage to property entrusted to Landlord, their agents, servants, or employees, if any; (ii) for the loss of or damage to any property by theft or otherwise, by any means whatsoever; (iii) for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, snow, water or rain which may leak from any part of the Building or from pipes, appliances or plumbing works therein or frontthe roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever; (iv) for interference with the light or other incorporeal hereditaments; or (v) for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

                    In case any action or proceeding be brought against Landlord by reason of any obligation of Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or of their agents or employees, Tenant, upon notice from Landlord shall defend the same at Tenant's expense by counsel mutually agreed upon by the Landlord and the Tenant.

                    Tenant shall maintain in full force and effect during the
                Term of this Lease (including any period prior to the beginning of the Term during which Tenant has taken possession and including also any period of extension of the Term in which Tenant obtains possession), with responsible companies; (i) public liability insurance insuring

                    Tenant against all claims, demands or actions for injury to or death of any one person in an amount of not less than One
                Million ($1,000,000.00) Dollars and for injury to or death of not more than one person in any one accident in an amount not
SEE ADDENDUM    less than One Million ($1,000,000.00) Dollars and for damage to
No. 9.          property in an amount of no less than One Million
                ($1,000,000.00) Dollars.*

                    All such policies, shall name Landlord, any mortgagees of
                Landlord, and all other parties designated by Landlord as additional parties insured. All insurance policies shall indicate that at least thirty (30) days prior written notice shall be delivered to all additional parties insured by the insurer prior to termination of cancellation of such insurance and Tenant shall provide Certificates of Insurance, not less than ten (10) days prior to the Commencement Date of the Term hereof, evidencing the aforesaid coverage to all insured parties. Tenant shall not violate or permit a violation of any of the conditions or terms of any such insurance policies and shall perform and satisfy all reasonable requirements of the insurance company issuing such policies.

                                      19.

                             Damage or Destruction
                             ---------------------

                    (a) Tenant shall give prompt notice to Landlord of all occurrences, in, on or about the Premises which result in any personal injury or death or any damage or destruction of the Premises or any part thereof, generally describing the nature and extent of the injury, death, damage or destruction.

                    (b)  In the event that the leased premises shall be totally destroyed by fire or other casualty insured against, or shall be so damaged that repairs and restoration cannot be accomplished both (a) within a period of one hundred twenty (120) days, and
                (b) more than ninety (90) days prior to the expiration of the term hereof, including any renewal term for which the option therefor shall have been exercised, this Lease shall
                automatically terminate without further act of either part hereto and each party shall be relieved of any further
                obligation to the other except that the Tenant shall be liable for and shall promptly pay the Landlord any rent then in arrears or the Landlord shall promptly rebate to the Tenant a pro rate portion of any rent paid in advance. In the event the leased premises shall be so damaged that repairs and restoration can be accomplished both (a) within a period of one hundred twenty
                (120) days, and (b) more than ninety (90) days prior to the expiration of the term hereof, including the
                renewal term if the option therefor shall have been exercised, this Lease shall continue in effect in accordance with its terms; the Landlord shall accomplish such repairs and
                restoration as promptly as practicable (utilizing therefor the proceeds of the insurance applicable thereto without any
                apportionment therefore for damages to the leasehold interest created by this Indenture); and until such repairs and
                restoration have been accomplished a portion of the rent shall abate equal to the proportion of the leased premises rendered unusable by the damage. In no event shall the obligation of the
                Landlord to repair and restore exceed in amount the sum of the insurance proceeds paid to him and/or released to him by any mortgagee with which settlement was made, and the Tenant agrees to execute and deliver to the Landlord all instruments and documents necessary to evidence the fact that the right to such insurance proceeds is vested in the Landlord. The Landlord shall notify the Tenant within thirty (30) days following the date of any such damage or destruction whether or not repairs and
                restoration can be accomplished both (a) with a period of one hundred twenty (120) days and (b) more than ninety (90) days prior to the expiration of the term hereof, including any
                renewal term for which the option therefore shall have been exercised.
SEE ADDENDUM    *
NO. 10.
                                      20.

                               Entry by Landlord
                               -----------------

                    Landlord and its agents shall have the right to enter the
                Premises upon reasonable notice and during normal business hours for the purpose of examining and inspecting the same and to supply other service to be provided by Landlord to the Tenant hereunder show the same to prospective purchasers or Tenants of the Premises, and make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the Premises as Landlord may deem necessary or desirable. Landlord shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with Tenant's use and occupancy of the Premises and shall further not unreasonably exercise this right.

                    In addition, Landlord or its agents shall have the right to enter upon the Premises in the case of any emergency, including but not limited to fire, hurricane, tornado and other natural or man-made disasters.

                                      21.

                           Insolvency or Bankruptcy
                           ------------------------

                    If at any time during the Term or prior thereto there shall be filed by or against Tenant in any court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty (30) days thereof Tenant fails to secure a discharge thereof, or its Tenant make an assignment for the benefit or creditors, this Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated and in which event either Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court shall be entitled to possession or to remain in possession of the Premises demised but shall forthwith quit and surrender the Premises, and Landlord, in addition to the other rights and remedies it has by virtue of any other provision herein or elsewhere in this Lease or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by it from Tenant or others on behalf of Tenant. Notwithstanding anything to the contrary herein contained, upon the event of cancellation of this Lease as provided in this paragraph, Landlord shall be entitled to recover damages in an amount equal to the present value of the Base Rent specified hereunder less the fair market rental value of the Premises for the stated Term.

                                      22.

                                    Default
                                    -------

                    The following events shall constitute an event of default
                hereunder:

                    (a) Tenant defaults for more than ten (10) days after receipt of written notice of default in the payment of rent or any other sum required to be paid hereunder, or any part thereof; or

                    (b) Tenant defaults in the prompt and full performance of any other covenant, agreement or condition of this Lease and such other default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant (unless such other default involves a hazardous condition, in which event it shall be cured forthwith); or

                    (c) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent or shall make a transfer in default of creditors or make an assignment for the benefit of creditors; or

                    (d) A receiver or trustee shall be appointed for the Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this lease; or

SEE ADDENDUM        (e) Tenant shall abandon, desert or vacate all* of the
No. 11.(A.)     Premises; or
SEE ADDENDUM        *
No. 11.(B.)

                    Tenant hereby waives all claims for damage which may be
                caused by the re-entry of the Landlord provided said re-entry is pursuant to an order of a court of competent jurisdiction and taking possession of the premises or removing or storing the furniture and property as herein provided, and will save Landlord harmless from any loss, costs or damages occasioned thereby.

                    Should Landlord elect to re-enter, pursuant to an order of a court of competent jurisdiction, as herein provided, or should it take possession pursuant to legal proceedings; it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the Premises or any part thereof for such terms and at such rental or rentals and upon such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

                    Landlord may elect to apply rentals received by it: (i) to the payment of any indebtedness; (ii) to the payment of any cost of such re-letting including but not limited to any broker's commissions or fees in connection therewith; (iii) to the payment of the cost of any alterations and repairs to the
                Premises: (iv) to the payment of Base Rent or other charges due and unpaid hereunder; and, (v) the residue, if any, shall be held by Landlord and applied in payment of future rent as the same become due and payable hereunder. Should such rentals received from such re-letting after application by Landlord to the payments described in the foregoing clauses (i) thorough (v) during any month be less than that agreed to be paid during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly by Tenant.

                    Nothing herein contained shall limit or prejudice the right of Landlord to provide for and obtain as damages by reason of any such termination of this Lease or of possession an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to or less than the amounts of damages which Landlord may elect to receive as set forth above.

                                      23.

                             Non Real Estate Taxes
                             ---------------------

                    During the term hereof, Tenant shall pay to the appropriate agency prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord.

                                      24.

                                Eminent Domain
                                --------------

                    In the event that the leased premises shall be lawfully
                condemned or taken by any public authority either in their entirety or in such proportion that they are no longer suitable for the intended use by the Tenant, this Lease shall
                automatically terminate without further act of either party hereto on the date when possession of the leased premises shall be taken by such public authority, and each party hereto shall be relieved of any further obligation to the other except that the Tenant shall be liable for and shall promptly pay to the
                Landlord any rent then in arrears or the Landlord shall promptly rebate to the Tenant a pro rata portion of any rent paid in advance. In the event the proportion of the leased premises so condemned or taken is such that they are still suitable for the
SEE ADDENDUM    intended use by the Tenant, this Lease shall continue in effect
No. 12.         in accordance with its terms and a portion of the rent shall abate equal to the proportion of the rental value of the leased premises so condemned or taken.

                                      25.

                                 Subordination
                                 -------------

                    Landlord has heretofore and may hereafter from time to time execute and deliver mortgages or trust deeds in the nature of a mortgage, both referred to herein as "Mortgages" against the Premises, or any interest therein. Tenant hereby agrees that (a) its interest in this Lease is subordinate to said Mortgages, and to any and all advance made thereunder and to the interest thereon, to any and all advance made thereunder and to the interest thereon, and to all renewals, replacements, modifications and extensions thereof; and (b) Tenant's interest in this Lease is inferior thereto. Tenant will promptly execute and deliver such agreement or agreements as may be reasonable required by such mortgagee or trustee under any Mortgage, provided however that any such subordination shall provide that so long as Tenant is not in default hereunder, its tenancy shall not be disturbed.

                    It is further agreed that (a) if any Mortgage shall be
                foreclosed: (i) the liability of the mortgagee or trustee thereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Premises and such liability shall not continue or survive after further transfer of ownership; and (ii) upon request of the mortgagee or trustee, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any Mortgage, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornement; and (b) this Lease may not be modified or amended so as to reduce the Base Rent or shorten the Term provided hereunder or so as to adversely affect in any other respect to any material extent the rights of Landlord, nor shall this Lease be cancelled or surrendered without the prior written consent, in each instance of the mortgagee or trustee under any Mortgage. It is understood that Tenant's tenancy shall not be disturbed so long as Tenant is not in default under this Lease. In addition, Tenant will execute and deliver an estoppel certificate, in form satisfactory to any mortgagee or trustee, stating that there is no event of default under the Lease, and such other matters as mortgagee or trustee may request, in their sole discretion, within ten (10) days from written request from said mortgagee or trustee.

SEE ADDENDUM    *
No. 13.

                                      26.

                                    Waiver
                                    ------

                    The waiver of Landlord or any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. It is understood and agreed that the remedies herein given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy. It is also agreed that after the service of notice or the commencement of a suit or judgment for possession of the Premises, Landlord may collect and receive any monies due, and the payment of said monies shall not waive or affect said notice, suit or judgment.

                                      27.

                             Inability to Perform
                             --------------------

SEE ADDENDUM    *
No. 14.

                                      28.

                                  Subrogation
                                  -----------

                    The parties hereto agree to use good faith efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carried endorsed with a subrogation clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein."

                                      29.

                               Sale by Landlord
                               ----------------

                    The Landlord may sell or convey the Premises without the
                Tenant's consent, however, any such sale or conveyance shall be expressly subject to the Tenant's right and option to purchase the Premises pursuant to the provisions of Section 35 of this Lease, which right and option is binding on the Landlord, its heirs, successors and assigns. Provided, the Landlord is not in default at the time of said sale, the same shall operate to release the Landlord from any future liability of any of the covenants, conditions, express or implied, herein in favor of the Tenant and in such event the Tenant agrees to look solely to the responsibility of the successor and interest the Landlord in and to this Lease. If any security deposit has been made by the Tenant hereunder, the Landlord shall transfer such security deposit to such successor and interest to the Landlord and thereupon Landlord shall be released from any further obligations hereunder. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

                                      30.

                         Rights of Landlord To Perform
                         -----------------------------

                    All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid it hereunder, or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate set forth in Section 4 of this lease computed from the date of such payment by Landlord shall be payable to Landlord and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

                                      31.

                                Attorneys' Fees
                                ---------------

SEE ADDENDUM    *
No. 15.

                                      32.

                             Estoppel Certificate
                             --------------------

                    Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of the modification and certifying that this Lease, as so modified, in is in full force and effect) and the dates to which the rental and other charges are paid and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the party of Landlord hereunder or specifying such defaults if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or mortgagee of any or any portion of the Premises. Tenant's failure to deliver such statement within such time be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance and that not more than two
                (2) months' rental has been paid in advance.

                                      33.

                                    Deposit
                                    -------

SEE ADDENDUM        Upon execution of this Lease, Tenant will deposit
No. 16.(A.)     with Landlord the sum of __________________ Dollars as security for the full and faithful performance of every provision of this
                Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may use, apply or retain all or any part of this security deposit for the payment of any rent and any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to
                compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is to be used or applied, Tenant shall within ten (10)
                days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a
SEE ADDENDUM    material breach of this Lease. Landlord shall* be required to
No. 16.(B.)     keep the security deposit separate from its general funds and the Tenant shall be entitled to interest on such deposit.* If
                Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interest hereunder) at the expiration of the Term and upon Tenant's vacating of the
                Premises. After the Tenant improvements have been completed and the free rental period expired, the sum of the $24,115.00 of the security deposit will be applied to the first month's rent leaving the sum of __________ as the security deposit to be
SEE ADDENDUM    deposited in accordance with the terms and conditions of this
No. 16.(A.)     provision.

                                      34.

                                   Easements
                                   ---------

                    Landlord shall have the right to place upon the property
                easements for ingress and egress or for the attachment of utilities for the benefit of certain property contiguous to the Premises owned by Landlord, provided that such easements do not impair the peaceable and quiet enjoyment and possession of the Premises by Tenant.

                                      35.

                                Purchase Option
                                ---------------

                    (a) For and in consideration of the sum of Ten ($10.00) and the execution and delivery of this Lease, Landlord hereby grants to Tenant the right and option to purchase the Premises, upon the terms and conditions set forth in this Section 35. Tenant may not transfer and assign its rights under this Section, without the express written consent of Landlord.

                    (b) The purchase price of the Premises shall be as follows, if exercised and closed during the time periods set forth below:

SEE ADDENDUM    *
No. 17.

                The purchase price shall be paid in full and in cash at closing, by wired funds or cashier's check, drawn to the Landlord's order.

                    (c) Provided that Tenant is not then in default under this Lease, and this Lease has not sooner terminated, at any time during the Term, Tenant can exercise its option under this Section by giving written notice of its intention to do so to Landlord at least 120 days prior to the end of the Term, which notice shall designate: (i) a date and time for the closing nor more than 90 days after the date of Tenant's notice; (ii) the place of closing, which shall be within Fulton County, Georgia; and (iii) shall enclose therewith in good funds, Tenant's check payable to Landlord in the amount of $25,000 to be held and disbursed by Landlord as earnest money and to be credited toward the purchase price at closing. The purchase and sale pursuant to Tenant(s exercise of its option hereunder shall be closed on the date, time and place designated by Tenant or on such earlier date as may be agreed upon by Landlord and Tenant. At closing Landlord shall pay all transfer taxes or similar taxes under the general warranty deed required hereinbelow. Tenant shall pay all other closing and recording costs, intangibles tax, appraisal fees and engineering fees, except that Landlord and Tenant shall each pay their respective attorneys' fees. Ad valorem taxes, rents and all other items of income and expense in connection with the operation of the Premises shall be paid by Tenant whether prior to or after the closing date. In the event that at the time of closing the Premises is subject to or affected by any assessment of water, sewer or other utilities, which is or shall be a charge or lien against the Premises, then in such event such assessment, shall be deemed due and payable for purposes of this Lease and shall be paid in full at closing by Tenant. Nothing contained in this Section shall be construed to relieve Tenant of any obligation to pay for taxes, operating costs or other expenses at set forth in this Agreement.

                    (d) At the closing, each party hereto shall execute and deliver all documents necessary to affect and complete the closing, including but not limited to, the following documents to be executed and delivered by Landlord to Tenant: (i) limited warranty deed from Landlord conveying fee simple title to the Premises, free and clear of all liens, restrictions and encumbrances other than zoning restrictions, utility or other easements of records, real estate taxes for all years subsequent to the year in which the sale of the Premises is closed, real estate taxes for the year in which the sale of the Premises is closed if any such taxes are a lien against the Premises but not yet due and payable and matters shown on a true and accurate survey ("Permitted Exceptions"); (ii) an owner's affidavit, in form and substance satisfactory to the title insurance company and sufficient to cause the title company to issue an owner's title policy without standard exceptions for mechanic's lien, but subject to the Permitted Exceptions. Tenant may at Tenant's sole cost and expense obtain a survey for the Premises. Landlord shall deliver to Tenant an affidavit, in form and substance satisfactory to Landlord, stating Landlord's tax identification number, Landlord and all persons holding beneficial interest in the Premises are "United States Persons," as defined in the Internal Revenue Code of 1986, as amended, and that the purchase of the Premises by Tenant pursuant to this Lease is not subject to withholding requirements of the Internal Revenue Code of 1986 as amended. The transfer of the Premises to Tenant shall be without any representations or warranties other than as set forth in the warranty deed.

                    (e) This provision shall be binding upon the Landlord's heirs, successors and assigns.

                                      36.

                                Quiet Enjoyment
                                ---------------

                    The Landlord shall put the Tenant in possession of the
               Leased premises at the beginning of the term hereof, and the Tenant, upon paying the rent and observing the other covenants and conditions herein upon its part to be observed, shall peaceably and quietly hold and enjoy the Leased Premises.

                                      37.

                            Miscellaneous Provisions
                            ------------------------

                    (a) The words "Re-enter" or "Re-entry" as used in this Lease, are not restricted to their technical legal meaning. The term "Landlord" as used in this Lease means only Landlord from time to time and upon conveying its interest, such conveying Landlord shall be relieved from any further obligation or liability.

                    (b)  Time is of the essence of this Lease.

                    (c) Submission of this instrument for examination or signature by Tenant does not constitute a reservation or offer or option for Lease.

                    (d) The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

                    (e) This Lease shall be governed by and construed pursuant to the laws of the State of Georgia.

                    (f) Should any mortgage require a modification of this Lease, which modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

                    (g) All rights and remedies of Landlord under this Lease, or that may be provided by law, may be exercised by Landlord in their own names individually, or in their names by their agent, all legal proceedings for the enforcement of any such rights or remedies, including distress for rent forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by Landlord in their own names individually or in their names or by their agent. Tenant conclusively agrees that Landlord has full power and authority to execute this Lease and to make and perform the agreements herein contained and Tenant expressly stipulates that any rights or remedies available to Landlord either by the provisions of this Lease or otherwise may be enforced by Landlord in their own names individually or in their names by agent or principal.

                    (h) Any of the covenants and conditions of this Lease shall survive termination of this Lease.

                    (i) The marginal headings and titles to the paragraph of
               this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                    (j) This Lease includes Exhibit "A," which is expressly made a part of this Lease.

                    (k) This Lease shall create the relationship of Landlord and
               Tenant between the parties hereto and no estate shall pass out of Landlord. Tenant shall have only a usufruct, not subject to levy or sale, and not assignable by Tenant, except as set forth herein.

SEE ADDENDUM        *
No. 18.(A.)         ()  Within one hundred and twenty (120) days prior to the
               end of the Term or upon notice from Tenant that it intends to terminate this Lease, Landlord shall have the right to enter upon the Premises, and card the Premises for rent, and show the Premsies to Prospective tenants during normal business hours.

                    ()  The parties hereto do hereby acknowledge that Landlord and Cushman & Wakefield of Georgia, In. ("Cushman") have entered into an agreement whereby Landlord will pay Cushman a leasing fee and a sales commission upon the sale of the Premises. Landlord and Tenant do hereby represent and warrant to each other that neither has utilized or retained any other agent, broker or finder.*

SEE ADDENDUM        ()  This Lease embodies the entire agreement of the parties
No. 18.(B.)    and supersedes all prior agreements, written or oral.


                                      38.

                              Tenant-Corporation
                              ------------------

                    In case Tenant is a corporation, Tenant represents and
               warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof, and does not violate the terms and conditions of its Articles of Incorporation and Bylaws.

                                      39.

                            Successors and Assigns
                            ----------------------

                    The covenants and conditions herein contained shall apply to and bind the respective heirs, successors, executors, administrators, and assigns of the parties hereto. The terms "Landlord" and "Tenant" shall include the successors and assigns of either such party, whether immediate or remote.

                    IN WITNESS WHEREOF, the parties have hereunto set their
               hands this 12 day of July, 1990.


               Signed, Sealed and Delivered
               In the Presence of:                 LANDLORD:
                                                   STANFORD AND SYLVAN A.
                                                   MAKOVER, JOINT VENTURE


               /s/ Lawrence Gold                   /s/ Stanford Makover  (Seal)
               -----------------------------       ----------------------
                                                   Stanford Makover


               /s/ Lawrence Gold                   /s/ Sylvan Makover    (Seal)
               -----------------------------       ----------------------
                                                   Sylvan A. Makover


                                                   TENANT:
                                                   CORNUCOPIA NATURAL
                                                   FOODS, INC.


               _____________________________       By:/s/ Norman Cloutier
                                                   -----------------------------
                                                              , Its President

               /s/ Diane E. Desabris
               -------------------------

                                  EXHIBIT "A"

BEGINNING at a point on the south line of said Land Lot 23, 174.43 feet east, as measured along the south line of said Land Lot 23, from the southwest corner thereof; running thence south 89 degrees 02 minutes east along the south line of said Land Lot 23, a distance of 624.17 feet to a point; thence north 00 degrees 50 minutes east 687.40 feet to the southern side of Shirley Drive, thence north 76 degrees 22 minutes west along the southern side of Shirley Drive, a distance of 184.50 feet to a point; thence in a northwesterly direction along the southern side of Shirley Drive, and following the curvature thereof, a distance of 184.30 feet (the chord of the arc formed by the curvature of Shirley Drive running north 79 degrees 55 minutes west 184.10 feet); thence north 83 degrees 42 minutes west along the southern side of Shirley Drive 263.75 feet to a point; thence south 00 degrees 50 minutes west, a distance of 781.55 feet to the south line of said Land Lot 23 and the point of beginning, as more particularly shown on plat of survey for Sylvan & Stanford Makover by C. R. Roberts, Registered Engineer, dated June, 1965;

                                 Lease Addendum

                               Dated June 22, 1990

The following items are changes and/or clarifications to the lease agreement dated June 22, 1990 between Cornucopia Natural Foods, Inc. and Sylvan and Stanford Makover Joint Venture. This lease addendum is expressly made a conditional part of the lease and is entered into simultaneously with the original agreement.

Item #1) (Section 4a) Base Rent - (a) Tenant shall pay as rent to Landlord the following sums, for the following time periods (the "Base Rent"):

                              Base Rent Per              Equal Monthly
      Lease Year               Lease Year                  Payments
      ----------              -------------              -------------
   7/1/90-2/28/91             No Base Rent                 $    -0-
   3/1/91-2/28/94               $289,377.00               $24,114.75
   3/1/94-2/28/97               $318,314.70               $26,535.23
   3/1/97-2/28/99               $350,146.20               $29,178.85

*Subject to adjustment for the first month (March, 1991) as set forth in the following paragraph:

The Base Rent shall be paid in equal monthly installments as set forth above and shall be paid in advance on the first day of each month commencing on March 1, 1991, and on the first day of each calendar month thereafter during the Term and at the same rate for fractions of a month is the Term shall begin on any day except the first day or shall end on any day except the last day, of a calendar month; provided however, that the payment for rent due for the month of March,
       -----------------------------------------------------------------------
1991 shall be for $12,252.95.  As set forth in the above table, Tenant shall not
----------------------------
be required to pay Base Rent for the period from the Commencement Date and extending for a period of eight (8) months from said date; provided, however,
                          ---------
that Tenant shall have all other obligations hereunder for said time period, including but not limited to, the payment of Taxes, Operating Costs, insurance and utilities.

Item #2) (Section 12c) - Tenant will take responsibility for roof gusset supports and lighting relocation with landlords payment made in rent credits which are reflected in Base Rent from Item #1 above.

Item #3) (Section 2b) - On the Commencement Date Tenant shall take possession of the Premises and Commence the improvements to be made to the Premises, in accordance with the terms and conditions herein.

Item #4) (Section 11e) - (e) Landlord agrees to pay Tenant, simultaneously upon the execution and delivery of this Lease by all parties, an amount equal to the cost of removing: (a) the mezzanine and its rack support system and (b) distribution offices as specified in a contract calling for such removal or demolition attached hereto as Exhibit "B".

Tenant shall be solely responsible for supervising such removal and shall hold Landlord harmless from any loss, damage, cost or expense sustained or incurred by any person, including Tenant, its agents, officers, employees or invites arising from such work. As further consideration for this Lease Landlord agrees to pay a pro-rata portion of the real estate taxes and insurance costs for the Premises for the period of thirty (30) days following July 1, 1990, based upon one-twelfth of the annual amount of such items.

Item #5) (Purchase Option) (Section 35b) - (b) The purchase price of the Premises shall be as follows, if exercised and closed during the time periods set forth below:

                     Closing Date                  Purchase Price
                  ---------------                  --------------
                   7/1/90 - 1/31/94                 $3,000,000.00
                   3/1/94 - 2/28/97                 $3,300,000.00
                   3/1/97 - 2/28/99                 $3,630,000.00

The purchase price shall be paid in full and in cash at closing, by wired funds or cashier's check, drawn to the Landlord's order.

Item #6) - This agreement is entered into by Cornucopia Natural Foods, Inc. subject to the Tenant securing adequate financing to complete its construction as specified in this lease as "Tenant Improvements".

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease, under seal, the day and year first above written.

                                   LANDLORD:



                                   _______________________________(Seal)
                                   Stanford Makover



                                   _______________________________(Seal)
                                   Sylvan A. Makover

                                   TENANT:

ATTEST:                            CORNUCOPIA NATURAL FOODS, INC.

By:__________________________      By:/s/ Norman Cloutier
       Secretary                      --------------------------
                                   Its:  President

(Corporate Seal)

                                                              Exhibit B
                                                              ------- -
                         ALLIED ASBESTOS ABATEMENT, INC.
                         HEREINAFTER KNOWN AS THE SELLER
                                3077 MCCALL DRIVE
                                     SUITE 17
                                ATLANTA, GA 30340
                                  (404) 458-1730
                                     PROPOSAL
                                                            Date   July 11, 1990
                                                                  --------------
     TO:  Martin Arnold/Peter Anderson, Cushman & Wakefield, Agents for Makeover
          ----------------------------------------------------------------------
          & Makeover
          ----------
     ADDRESS:  3300 One Atlantic Center, 1201 West Peachtree Street, Atlanta,
               --------------------------------------------------------------
     Georgia
     -------
                   who shall hereinafter be known as the Buyer

     The Seller proposes to furnish to the Buyer subject to provisions of Pars. 1 thru 19 on reverse side hereof, all materials and labor necessary to install, abate, construct, fabricate, and/or place the work described herein on/in the building project identified as follows:

     PROJECT:  Shirley of Atlanta - 4200 Shirley Drive, Atlanta, Georgia
               ---------------------------------------------------------
                                (Name and Address)

     ARCHITECT:_________________________________________________________
                                (Name and Address)

     OWNER:  Sylvan A. Makeover and Stanford Makeover
             ----------------------------------------
                                (Name and Address)
     Said work proposed by the Seller shall be materials and labor to complete the following, to wit:

                                  SCOPE OF WORK

          REMOVE AND PROPERLY DISPOSE OF APPROXIMATELY 22,778 SQ. FT. OF V.A.T. FROM MEZZANINE AND OFFICE AREA IN WAREHOUSE.

     1. Work area will be barracaded 10 feet around the perimeter of the work area and will not be accessible to other trades while work is in progress.
     2. Scheduling will allow Allied to work continuously without significant delays.
     3.   Replacement of materials is not included in our proposal.
     4. The proposed work will be complete within 10 days. The 10 day notice to E.P.D. is included in this estimate.**
     5. Personnel air monitoring, as required by OSHA, will be the responsibility of Allied. Final clearance air monitoring to be done by an outside independent laboratory (Westinghouse Environmental) and is included in the price below.
     6.   Certified, trained, medically documented workers will be employed.
     7. Suitable storage, water, and electrical outlets to be provided by owner.
     8. One million dollars asbestos liability insurance coverage to be provided by Allied.
     9. Project will be executed according to federal, state and local codes and regulations.
     10. Owner will be provided with E.P.D. notifications to include original notification and final completion, landfill receipts and results of all air tests.

     PRICE:             Asbestos Removal      $37,583.00
     TERMS:    NET CASH UPON COMPLETION
     NOTE: Our proposal is based upon immediate acceptance and commencement of work following 10 day E.P.D. notification.

                                         Respectfully submitted.

Accepted:                                ALLIED ASBESTOS ABATEMENT, INC.

 /s/ Sylvan A. Makover                    By/s/ Susan E. Hargreaves
 ----------------------------               ------------------------------------
                                Name                        Susan E. Hargreaves
 ___________________          7/12/90     Title:  President
       Title                  -------           --------------------------------
                                Date

     **NOTE: Should Emergency approval be granted by E.P.D., work will begin as early as 07/16/90. Every effort will be made by ALLIED to reach completion earliest possible.

                                  ADDENDUM TO LEASE
                                  -----------------

     This Addendum is made a part of that certain Lease dated July ____, 1990 (the "Lease") between Sylvan and Stanford Makover Joint Venture, as Landlord, and Cornucopia Natural Foods, Inc., as Tenant. This Addendum is an integral part of the Lease, is entered into contemporaneously with the Lease, and in the event of any conflict between the terms of this Addendum and the Lease, the terms of this Addendum shall govern.

1.   Term.
     -----
     (Section 2(a)). The term of the Lease shall commence on August 1, 1990 which shall be the "Commencement Date".

2.   Base Rent.
     ----------
     (Section 4(a)). Delete Section 4(a) and substitute the following: (a) Tenant shall pay as rent to Landlord the following sums, for the following time periods (the "Base Rent"):

      Lease Year               Base Rent Per        Equal Monthly
                                Lease Year              Payments
------------------------  -------------------  ---------------------
   8/1/90 - 3/31/91            No Base Rent          $   -  0  -

   4/1/91 - 3/31/94              $289,377.00         $ 24,114.75

   4/1/94 - 3/31/97              $318,314.70         $ 26,526.23

   4/1/97 - 3/31/99              $350,146.20         $ 29,178.85

The Base Rent shall be paid in equal monthly installments as set forth above and shall be paid in advance on the first day of each month commencing on April 1, 1991, and on the first day of each calendar month thereafter during the Term and at the same rate for fractions of a month if the Term shall begin on any day except the first day or shall end on any day except the last day, of a calendar month. As set forth in the above table, Tenant shall not be required to pay Base Rent for the period from the Commencement Date and extending for a period of eight (8) months from said date; provided, however, that Tenant shall have all other obligations hereunder for said time period, including but not limited to, the payment of Taxes, Operating Costs, insurance and utilities.

3.   Insurance.
     ---------
     (Section 7(b)).  Insert at the end of Section 7(b) the following:
     All policies shall provide that they may not be cancelled by the insured, for non-payment of premiums or otherwise, until at least 30 days after service of notice by registered mail of the proposed cancellation upon Landlord and upon any holder of indebtedness secured by a deed to secure debt against the Premises, and in any event that such policy shall not be invalidated, as to the interest of Landlord or the holder of any deed to secure debt against the Premises by any act, omission or neglect of Tenant or any occupant of the Premises which might otherwise result in a forfeiture or suspension of such insurance.

4.   Condition of the Premises.
     -------------------------
     (A.) (Section 11(a)).  Delete Section 11(a) and substitute the following:
     (a) Tenant agrees to accept the Premises in its present condition. No promises of Landlord to alter, remodel, decorate, clean or improve the Premises and no representation or warranty expressed or implied, respecting the condition of the Premises has been made by Landlord to Tenant except as set forth in Paragraph 11(e) below.

     (B.) (Section 11(c)). Delete the words "and floors" in line 4, Section
          11(c).

     (C.) (Section 11(d)). Insert the words "or in the event of uncorrected default, without notice," in line 21 after the words "upon reasonable notice."

     (D.) (Section 11(e)).  Insert new section 11(e) as follows:
     (e) Landlord shall be responsible for removing, at its expense, the floor tiles in the mezzanine area and the distribution office referred to above prior to the Commencement Date. Tenant acknowledges that these tiles contain a type of asbestos. Tenant may, at its expense, conduct such investigation regarding the existence of asbestos in the Premises as it may desire. Further, Landlord agrees to pay Tenant, simultaneously upon the execution and delivery of this Lease by all parties, an amount equal to the cost of removing: (a) the mezzanine and its rack support system and (b) one distribution office as specified in a contract calling for such removal or demolition attached hereto as Exhibit "B". Tenant shall be solely responsible for supervising such removal (other than the floor tiles in the mezzanine and office referred to above) and shall hold Landlord harmless from any loss, damage, cost or expense sustained or incurred by any persons, including Tenant, its agents, officers, employees or invitees arising from such work.

5.   Tenant Improvements.
     -------------------
     (A.) (Section 12(a)). Insert new language, line 8, as follows, "and (vi) gusset the roof of the Building" after the word "building" at the end of line 8.

     (B.) (Sections 12(b) and 12(c)). Delete Sections 12(b) and 12(c) and substitute the following:

     (b) Tenant shall indemnify and hold Landlord harmless from any and all loss, damage, cost or expense sustained or incurred by Landlord and arising out of any work done by or at the request of Tenants pursuant to this Lease. Further, Tenant agrees to repair, replace or restore any damage to the Premises or the

Building incurred during construction of the Tenant Improvements or the demolition and removal referred to in Paragraph 11(e) of this Lease.

6.   No Liens.
     --------
     Insert a new Section 12A as follows:
     "12A.     No Liens."
               --------
               Tenant shall not permit the filing of any liens against the Premises at any time and shall promptly pay any and all contractors, sub-contractors or suppliers. Tenant shall supply Landlord with lien waivers signed by all contractors and subcontractors who may provide goods, materials, services or supplies to or for the benefit of Tenant and relating to any work done at the Premises, including, without limitation, the Tenant Improvements. In the event of the filing of any notice of builder's, supplier's or mechanic's lien on the Premises arising out of any work performed by or on behalf of the Tenant, the Tenant shall, within thirty (30) days of notice of such filing, either cause such lien to be discharged, released or satisfied or obtain and deliver to Landlord an irrevocable letter of credit issued in favor of Landlord by a national banking association of recognized standing in an amount sufficient to cover the full amount of any such lien. If the Tenant shall cause such lien to be discharged or released by the posting of bond, Tenant shall completely indemnify the Landlord against any such claim or lien.

7.   Compliance with Law.
     -------------------
     (Section 13). Delete the last sentence entirely beginning with "If at any time", line 16, and ending with "terminate this Lease.", line 20.

8.   Assignment and Subletting.
     -------------------------
     (Section 16(a)). Delete the words beginning in line 3 with "any portion" through "prior written consent" in line 5 and substitute after "sublet" in line 3, the following: "portions, but not all, of the Premises with the Landlord's consent, which consent shall not be unreasonably withheld".

9.   Damage to Property - Injury to Persons.
     --------------------------------------
     (Section 18). Insert at the end of the fourth paragraph of Section 18 after the words "One Million ($1,000,000.00) Dollars," the following: "In addition Tenant shall maintain umbrella liability coverage for the Premises with Landlord as an additional named insured for at least an additional One Million ($1,000,000.00) Dollars."

10.  Damage or Destruction.
     ---------------------
     (Section 19). Delete Section 19(c) in its entirety and substitute the following: "(c) Notwithstanding the foregoing, in the event substantial destruction of the Premises occurs during the last twelve (12) months of the Term, including any renewals, Tenant may, at its sole option, elect within thirty (30) days of the date of such destruction, to terminate this Lease by giving written notice thereof to the Landlord."

11.  Default.
     -------
     (A.) (Section 22). In Paragraph (e), after the words "vacate all" insert "or any portion."

     (B.) (Section 22).  Insert New Paragraph (f) as follows:
     (f) If Tenant's assets or effects in the Premises shall be levied upon or attached under any process against Tenant involving a judgment against Tenant of $75,000 or more, and such levy or attachment is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

12.  Eminent Domain.
     --------------
     (Section 24). Delete the last sentence entirely, beginning in line 17, with the words "In either of the above events" and substitute the following: "In the event of a condemnation or taking, Landlord and Tenant shall each be entitled to seek and recover awards for their respective interests."

13.  Subordination.
     -------------
     (Section 25). Delete the last paragraph entirely and substitute the following:

     Tenant agrees to give any mortgagees or trust deed holders, by registered mail, a copy of any notice of default served upon Landlord by Tenant provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and lease, or otherwise) of the address of such mortgagees or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees or trust deed holders shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default. Such period of time shall be extended by any period within which such mortgagee or trust deed holder is prevented from commencing or pursuing such foreclosure proceedings by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for mortgagee or trust deed holder to cure such defaults has expired without cure, Tenant shall have no right to and shall not terminate this Lease on account of default.

14.  Inability to Perform.
     --------------------
     (Section 27). Delete Section 27 in its entirety and substitute the following:
                                       "27.
                               Inability to Perform
     Landlord hereby agrees to pay Tenant upon execution of the Lease, the sum of $7,150 to be used by Tenant to increase the electrical power supply at the Premises. Upon termination of the Lease, Tenant shall return the Premises to Landlord with the same amount of electrical power as exists upon completion of Tenants of such electrical improvements. Any further increase in electrical power shall be at Tenant's sole expense. Tenant shall provide Landlord with proof of such improvements as Landlord may reasonably request."

15.  Attorney's Fees.
     ---------------
     (Section 31).  Delete Section 31 entirely and substitute the following:
     "Time is of the essence of this Lease. In the event Landlord shall be required to enforce any of its rights as remedies hereunder, or collect rent, by or through an attorney, Tenant shall be obligated to pay all of Landlord's costs and expenses, including reasonable attorney's fees."

16.  Deposit.
     -------
     (A.) (Section 33). Change the amount of the deposit from "Fifty Thousand Six Hundred Forty ($50,640.00)" to "Fifty-Three Thousand Two Hundred Ninety-Three and 60/100 ($53,293.60)." In the next to the last line of this Section, change the figure $26,525.00" to "$29,178.60."

     (B.) (Section 33). Insert the word "not" in line 18, after "shall." Delete the words "at the prevailing certificate of deposit rate" in lines 19-21 and substitute the following: "at a simple interest rate equal to the rate paid by Bank South, N.A. in Atlanta, Georgia, on its standard money market account."

17.  Purchase Option.
     ----------------
     (Section 35). In paragraph (b) delete the dates and prices entirely and substitute the following:

                  Closing Date                       Purchase Price
                  ----------------                   --------------
                  8/1/90 - 3/31/94                   $3,000,000.00

                  4/1/94 - 3/31/97                    3,300,000.00

                  4/1/97 - 3/31/99                    3,630,000.00

18.  Miscellaneous Provisions.
     ------------------------
     (A.) (Section 37).  Insert a new paragraph (l) as follows:
     (l) Upon fifteen (15) days written demand to Tenant from Landlord or its agents, Tenant shall deliver to Landlord or its agents a financial statement including balance sheet and statements of income as of the period most recently prepared by Tenant, which financial statements shall be prepared, as far as possible, in accordance with generally accepted accounting principles and shall accurately reflect the financial condition of Tenant. Landlord shall keep all such financial information strictly confidential at all times.

     Reletter the remaining paragraphs of this Section (m)-(o).

     (B.) (Section 37).  Insert the following at the end of paragraph (n):
     Cushman & Wakefield of Georgia, Inc. represents that Landlord and the Tenant jointly, and such dual agency is expressly consented to by the parties by their execution hereof. Cushman & Wakefield of Georgia, Inc. will be paid a fee by the

Landlord. The parties named below acknowledge, agree and consent to the representation disclosed above.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Addendum on and as of the 12 day of July, 1990.


Signed, Sealed and Delivered
In the Presence of:                          LANDLORD:
                                         STANFORD and SYLVAN A. MAKOVER,
                                         JOINT VENTURE


/s/ Lawrence Gold                        /s/ Stanford Makover      (Seal)
-----------------------                  --------------------------
                                         Stanford Makover


/s/ Lawrence Gold                        /s/ Sylvan A. Makover     (Seal)
-----------------------                  --------------------------
                                         Sylvan A. Makover


                                         TENANT:
                                         CORNUCOPIA NATURAL FOODS, INC.


                                         By:/s/ Norman Cloutier
_______________________                     ---------------------------
                                                        , Its President


/s/ Dianne E. Desabris
----------------------

                                 FIRST AMENDMENT
                                        TO
                                 LEASE AGREEMENT
                                     BETWEEN
                          CORNUCOPIA NATURAL FOODS, INC.
                                       AND
                    SYLVAN AND STANFORD MAKOVER JOINT VENTURE


     THIS IS THE FIRST AMENDMENT to that certain Lease Agreement dated July 12, 1990, including an Addendum of even date and made a part thereof (collectively, the "Lease"), between Cornucopia Natural Foods, Inc., a Rhode Island corporation (the "Tenant"), and Sylvan and Stanford Makover Joint Venture, a Georgia joint venture (the "Landlord").

     The Landlord and the Tenant now mutually desire to amend the Lease in certain particular respects as set forth herein.

     THEREFORE, in consideration of the mutual promises and covenants contained in the Lease, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                      1.

                                    Effect
                                    ------

     (a) Except as expressly and specifically amended as set forth herein, all of the other terms and conditions of the Lease shall continue and remain in full force and effect, without alteration, amendment or modification. Any capitalized terms used in this First Amendment and not specifically defined herein, shall have the meanings set forth in the Lease.

     (b) As used herein, and hereafter, the term "Lease" shall mean the Lease as originally executed and as herein amended.

     (c) This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

                                      2.

                                Renewal Option
                                --------------

     (a) Provided that the Tenant is not in default under the Lease, the Tenant shall have the right to renew the term of this Lease for one period of twenty-four (24) months, commencing April 1, 1999, and expiring on March 31, 2001 (the "Renewal Term").

     (b) During the Renewal Term all of the terms and conditions of the Lease shall continue and remain in full force and effect; provided, however, that during the Renewal Term, the Base Rent shall be $350,146.20 per year ($29,178.85 per month), payable in the same manner and at the same times as the Base Rent is payable during the original term. This is the same Base Rent that will be payable by the Tenant for the last two years of the original term.

     (c) The Purchase Option set forth in Section 35 of the Lease, as contained in Paragraph 17 of the Addendum to the Lease, shall continue to be available to the Tenant during the Renewal Term, with no further increase or escalation during the Renewal Term. The Purchase Option Price set forth in such Paragraph for the last two years of the original term shall remain the price during the entire Renewal Term.

     (d) In order to exercise its option to renew the Lease as set forth herein, the Tenant shall give the Landlord at least 180 days prior written notice of its election to exercise its option. Failure by the Tenant to give such notice shall be deemed a decision not to exercise the renewal option and in the absence of such notice, such renewal option shall be void and of no further force or effect.

     IN WITNESS WHEREOF, the Tenant and the Landlord have duly executed this First Amendment on and as of the 14th day of November, 1994.


Signed, sealed and delivered             LANDLORD:
in the presence of:

                                         SYLVAN A. AND STANFORD MAKOVER
                                         JOINT VENTURE


/s/ Maxine Makover                       /s/ Stanford Makover      (Seal)
----------------------                   --------------------------
                                         Stanford Makover


/s/ Lawrence Gold                        /s/ Sylvan A. Makover     (Seal)
----------------------                   --------------------------
                                         Sylvan A. Makover


Signed, sealed and delivered             TENANT:
in the presence of:

                                         CORNUCOPIA NATURAL FOODS, INC.

/s/ Janet Knox                           BY:  /s/ Steve Townsend
--------------                                -------------------------------
                                              Title:  Treasurer and Secretary

(CORPORATE SEAL)